SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report
(Date of earliest event reported) August 20, 2002

GENERAL MOTORS CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (313)-556-5000

ITEM 9. REGULATION FD DISCLOSURE

     Eric Feldstein, Vice President and Treasurer of General Motors Corporation discussed the following charts with the Wall Street analysts and media at 4:00 PM, Tuesday, August 20, 2002:

Pension Review With Security Analysts and Media August 20, 2002 In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today.

Overview Focus on GM's pension obligations has increased considerably as weak asset returns have resulted in a large unfunded liability Concerns raised about GM's ability to fund such significant obligations Concerns raised about rising pension expense and the resulting "drag" on EPS

Overview GM's unfunded pension liability will likely pose a significant claim on GM's cash flow Nevertheless, when contribution requirements are viewed relative to GM's current and future cash flow generation capabilities, GM's pension funding obligations appear very manageable Moreover, GM has at least several years to improve the funded status of its U.S. pension plans, thereby affording GM adequate financial flexibility to meet these funding requirements Increase in GM's unfunded liability, among other factors, will likely give rise to higher pension expense Increase in expense likely to be mitigated by future pension contributions Any pension expense increase over the coming years expected to be largely offset by other cost reductions Despite possible adverse pension expense trend beyond 2002, GM continues to maintain its mid-decade $10 EPS target

Pension Funded Status Pension Contribution Requirements Pension Expense Agenda

PENSION FUNDED STATUS

Overview Funded Status U.S. Pension Plans as of December 31, 2001: Funded Status = Difference between Market Value of Pension Assets and PV of Pension Liabilities (Projected Benefit Obligation)

Pension Assets Under FAS 87, Pension assets (MVA) are measured at the end of each reporting year (December 31) Point in time valuation The change in MVA from one year-end to another is impacted by the following: Actual return on plan assets Contributions to the plan Benefit payments to retirees from the plan Funded Status

Projected Benefit Obligation (PBO) is measured by determining the present value of expected future cash flows to plan beneficiaries based on past service Point in time present value calculation is based on selected discount rate Discount rate based on high quality corporate bond rates prevailing at year end All future benefit plan payments are based on current Benefit Plan provisions and assumptions regarding factors such as: Salary Growth Employee Retirement Age Mortality Disability, Turnover,etc. Funded Status Pension Liability

Funded Status Sensitivity Analysis: Rules of Thumb + - + + - + - + - + - +

Funded Status Sensitivity Analysis: Actual Asset Returns Projected YE 2002 Funded Status under various actual 2002 asset return assumptions(1): (1) Assumes 7.25% discount rate and no further 2002 contributions 2002 YE Funded Status Projections (assuming no further contributions) 2001 YE Funded Status

Funded Status Historical Perspective Historical funded status(1): (1) As of 12/31 (18.5) (9.1) 7.2 % Funded 1993 72% 1999 110% 2001 88%

SFAS 87 Funded Status is a point in time measurement which is impacted by: Actual plan asset returns; and Prevailing corporate bond rates used to discount the pension liability (PBO) to a PV basis PV of future pension obligations is highly sensitive to small changes in the discount rate Even if pension asset returns this year remain negative, YE funded status still likely to be better than prior peak under- funding seen in 1990's With GM's Q2-end liquidity position at $17.6 billion and continued strong cash flow from automotive operations ($4.8 billion for the first 6 months of this year), GM is in a stronger position today to improve its pension funded status than it has been at any time in the recent past Funded Status Take Aways

PENSION CONTRIBUTION REQUIREMENTS

Cash contribution requirements are determined by two primary sets of rules under ERISA(1): ERISA Minimum Funding requirements PBGC(2) Premium requirements Contributions are required and penalties may apply when plans are significantly underfunded Definitions of pension assets and liability used to determine contribution requirements differ from those used to determine FAS 87 funded status Key drivers of contribution requirements include: Actual return on plan assets SFAS 87 Expected long-term return on assets (10% assumption) has no impact on contribution requirements Various factors affecting plan liability values Contribution Requirements (1) Employee Retirement Income Security Act (2) Pension Benefit Guarantee Corporation Overview

Sensitivity Analysis Under ERISA Minimum Funding rules, no contributions are required until late 2006 Projected pre-tax present value of required contributions through 2007 under various actual asset return assumptions(1): (1) Assumes repeat labor contract Contribution Requirements

Under various asset return scenarios presented, GM could expect pre-tax contribution requirements through 2007 of $6-12 billion on a PV basis Vis-a-vis GM's ability to generate cash flow from operations, projected funding over the next several years is a significant but manageable challenge Large contributions need not be made near term Strong operating cash flow generation and further monetization of non-automotive assets would allow for even higher levels of pension contributions This would further improve projected FAS 87 Funded Status Would also mitigate projected increases in FAS 87 Pension Expense Take Aways Contribution Requirements

PENSION EXPENSE

Pension Expense Components of SFAS 87 Pension Expense Service cost The present value of the retirement benefits earned by employees during the current year Interest cost The increase in the pension liability due to the passage of time (one year closer to paying benefits) Expected asset returns The expected return on pension plan assets; reduces pension expense Amortization of prior service cost Increases or decreases in the liability due to plan amendments are amortized over the average future working life of plan participants Amortization of gains or losses Total accumulated gains or losses (e.g., due to changes in mortality levels versus assumptions) above a certain threshold are amortized over the average future working life of plan participants SFAS 87 Pension Expense = Service cost + Interest cost - Expected asset returns + Amortization of prior service cost +/- Amortization of gains or losses

Sensitivity Analysis: Rules of Thumb Pension Expense + - - + - + - + + - + - (1) Assumes current expected long-term return on assets of 10%

Sensitivity Analysis Pension Expense Projected 2003 pre-tax Pension Expense under various 2002 actual asset return assumptions(1): (1) Assumes 7.25% discount rate, 10% expected long-term return on assets, and no further contributions through YE 2003 ~ ~ ~ ~ Actual Forecast 2003 Expense Projections (assuming no further contributions) Memo: After-tax Expense 0.1 0.6 0.8 1.1 1.3

GM's current expected long-term return on assets is 10% While the annual returns have been volatile, in any 10-year period over the last 15 years, GM has achieved pension asset returns of 10% per annum or greater Asset Return History Pension Expense Asset Returns (US Hourly & Salaried Plans) Rolling 10-Year Compound Annual Return Current Expected Long-term Return on Assets

GM's pension fund is currently allocated among the following investment groups: U.S. Equities (35% - 40%) International Equities (15% - 20%) Global Bonds ( 30% - 35%) Real Estate/Other (10% to 15%) GM Asset Management closely monitors fund performance and periodically reviews the asset allocation strategy Asset Allocation Strategy Pension Expense

Take Aways Pension Expense Pension expense is sensitive to expected long-term asset return rate Difference between actual asset returns versus assumed return is amortized into expense to smooth recognition of gains and losses Actual asset returns have remained stable and at 10% or above for the past 15 years when measured on a 10 year rolling average basis Pension expense is also impacted by contributions to the plan Pension expense is expected to increase next year Increase can be contained with incremental contributions between now and the end of next year and can be largely offset with other structural cost reductions 2002 pre-tax pension expense increase of $900 million (vs. 2001) has not constrained GM's ability to grow EPS GM anticipates continued EPS growth over the coming years notwithstanding potential increases in pension expense

GM's large unfunded pension liability represents a significant yet manageable challenge When viewed in the context of GM's cash flow generation capability, pension funding requirements would not appear to pose undue strain on GM's liquidity position Favorable outlook for continued strong cash flow from automotive operations Pension expense is anticipated to increase in 2003 from the current year level Plan to mitigate increase with pension contributions Will seek to offset year-to-year pension expense increase with other structural cost reduction Despite potential adverse trend in pension expense, GM continues to target $10 EPS by mid-decade Conclusions

BACKUP: Historical Data

Historical Data Funded Status U.S. Pension Plans Funded Status history:

Historical Data Pension Expense U.S. Pension Plans FAS 87 Pension Expense history(1): (1) Excludes FAS 88 Charges and discontinued operations

Historical Data Assumptions U.S. Pension Plans assumption history:

Watson Wyatt Pension Assumptions Survey: 2001 Discount Rate 0.065 0.0675 0.07 0.0725 0.075 0.0775 2001 Pension Discount Rate 2 3 28 51 18 3 Historical Data

Watson Wyatt Pension Assumptions Survey: 2002 Expected Rate of Return 0.07 0.075 0.08 0.0825 0.085 0.0875 0.09 0.0925 0.095 0.0975 0.1 0.1025 0.105 2001 Expected Rate of Return 1 3 6 1 16 5 30 4 15 4 9 1 1 Historical Data

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In connection with the proposed transactions, General Motors Corporation (“GM”), HEC Holdings, Inc. (“Hughes Holdings”) and EchoStar Communications Corporation (“EchoStar”) have filed amended preliminary materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement of Hughes Holdings on Form S-4 that contains a consent solicitation statement/information statement/prospectus. These materials are not yet final and will be further amended. Holders of GM $1-2/3 and GM Class H common stock are urged to read the definitive versions of these materials, as well as any other relevant documents filed or that will be filed with the SEC, as they become available, because these documents contain or will contain important information. The preliminary materials, the definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by GM, Hughes Electronics Corporation (“Hughes”), Hughes Holdings or EchoStar with the SEC may be obtained for free at the SEC’s website, www.sec.gov, and GM stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from GM. GM and its directors and executive officers, Hughes and certain of its officers, and EchoStar and certain of its executive officers may be deemed to be participants in GM’s solicitation of consents from the holders of GM $1-2/3 common stock and GM Class H common stock in connection with the proposed transactions. Information regarding the participants and their interests in the solicitation was filed pursuant to Rule 425 with the SEC by EchoStar on November 1, 2001 and by each of GM and Hughes on November 16, 2001. Investors may obtain additional information regarding the interests of the participants by reading the amended preliminary consent solicitation statement/information statement/prospectus filed with the SEC and the definitive consent solicitation statement/information statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Materials included in this document contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. The factors that could cause actual results of GM, EchoStar, Hughes, or a combined EchoStar and Hughes, to differ materially, many of which are beyond the control of EchoStar, Hughes, Hughes Holdings or GM include, but are not limited to, the following: (1) the businesses of EchoStar and Hughes may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected benefits and synergies from the combination may not be realized within the expected time frame or at all; (3) revenues following the transaction may be lower than expected; (4) operating costs, customer loss and business disruption including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; (5) generating the incremental growth in the subscriber base of the combined company may be more costly or difficult than expected; (6) the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (7) the effects of legislative and regulatory changes; (8) an inability to obtain certain retransmission consents; (9) an inability to retain necessary authorizations from the FCC; (10) an increase in competition from cable as a result of digital cable or otherwise, direct broadcast satellite, other satellite system operators, and other providers of subscription television services; (11) the introduction of new technologies and competitors into the subscription television business; (12) changes in labor, programming, equipment and capital costs; (13) future acquisitions, strategic partnership and divestitures; (14) general business and economic conditions; and (15) other risks described from time to time in periodic reports filed by EchoStar, Hughes or GM with the Securities and Exchange Commission. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. This cautionary statement applies to all forward-looking statements included in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date	August 20, 2002	By /s/Peter R. Bible (Peter R. Bible, Chief Accounting Officer)